Exhibit 10.39

PURCHASE AGREEMENT

                         THIS PURCHASE AGREEMENT ("Agreement") is made as of February 3, 2006 (the "Effective Date") by and among VitalStream Holdings, Inc., a Nevada corporation (the "Company"), and the Investors set forth on the signature pages affixed hereto (each an "Investor" and collectively the "Investors").

Recitals

            A.             The Company and the Investors are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the provisions of Section 4(2), and/or Regulation D ("Regulation D"), as promulgated by the U.S. Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended; and

            B.             Each of the Investors wishes to purchase from the Company, and the Company wishes to sell and issue to each of the Investors, upon the terms and conditions stated in this Agreement, such number of shares of the Company's Common Stock, par value $0.001 per share (the "Common Stock") as set forth below such Investor's name on such Investor's signature page hereto; and

            C.             Contemporaneous with the sale of the Common Stock, the parties hereto will execute and deliver a Registration Rights Agreement, in the form attached hereto as Exhibit A (the "Registration Rights Agreement"), pursuant to which the Company will agree to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and applicable state securities laws.

                        In consideration of the mutual promises made herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

            1.             Definitions. In addition to those terms defined above and elsewhere in this Agreement, for the purposes of this Agreement, the following terms shall have the meanings set forth below:

                        "Affiliate" means, with respect to any Person, any other Person which directly or indirectly through one or more intermediaries Controls, is Controlled by, or is under common Control with, such Person.

                        "Business Day" means a day, other than a Saturday or Sunday, on which banks in Los Angeles, California, are open for the general transaction of business.

                        "Common Stock" has the meaning set forth in the Recitals.

                        "Company's Knowledge" (including any derivation thereof such as "known" or "knowing") means the actual knowledge of the executive officers (as defined in Rule 405 under the 1933 Act) of the Company, after due inquiry, including, but not limited to, reviewing this Agreement.

                        "Confidential Information" means trade secrets, confidential information and know-how (including but not limited to ideas, formulae, compositions, processes, procedures and techniques, research and development information, computer program code, performance specifications, support documentation, drawings, specifications, designs, business and marketing plans, and customer and supplier lists and related information).

                        "Control" (including the terms "controlling", "controlled by" or "under common control with") means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

                        "Intellectual Property" means all of the following: (i) patents, patent applications, patent disclosures and inventions (whether or not patentable and whether or not reduced to practice); (ii) trademarks, service marks, trade dress, trade names, corporate names, logos, slogans and Internet domain names, together with all goodwill associated with each of the foregoing; (iii) copyrights and copyrightable works; (iv) registrations, applications and renewals for any of the foregoing; and (v) proprietary computer software (including but not limited to data, data bases and documentation).

                        "Material Adverse Effect" means a material adverse effect on (i) the assets, liabilities, results of operations, condition (financial or otherwise), prospects or business of the Company and its Subsidiaries taken as a whole, or (ii) the ability of the Company to perform its obligations under the Transaction Documents.

                        "Person" means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

                        "Purchase Price" means, with respect to each Investor, the Purchase Price designated on the counterpart signature page signed by such Investor. The Purchase Price shall be calculated based upon a purchase price of $1.30 per Share.

                        "Registration Statement" shall mean any registration statement of the Company filed under the 1933 Act that covers the resale of any of the Registrable Securities pursuant to the provisions of the Registration Rights Agreement by and among the Company and the Investors as of the date hereof, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

                        "Required Investors" means a group of Investors (i) that have subscribed to purchase, and if Closing has occurred, have purchased, no fewer than 60% of the Shares subscribed for as of the applicable date, and (ii) that includes each Investor that has subscribed to purchase, or if Closing has occurred, has purchased, Shares with a Purchase Price of $2,000,000 or more. For purposes of the subscription and purchase requirements of subsection (ii), the subscriptions and purchases of all Persons or investment accounts directed or controlled by a single Person shall be aggregated, and, with respect to such group of related Persons or investment accounts, the inclusion requirement of subsection (ii) shall be satisfied if the group of Investors includes the Person that directs or controls such related Persons or accounts.

                        "SEC Filings" has the meaning set forth in Section 4.6.

                        "Shares" means the shares of Common Stock being purchased by the Investors hereunder.

                        "Subsidiary" means a Person of which the Company holds, directly or indirectly, more than 40% of the outstanding equity interests.

                        "Transaction Documents" means this Agreement and the Registration Rights Agreement.

                        "Transfer Agent" means Progressive Transfer or the successor transfer agent of the Company.

                        "1933 Act" means the Securities Act of 1933, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

                        "1934 Act" means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

            2.             Purchase and Sale of the Shares. Subject to the terms and conditions of this Agreement, on the Closing Date, each of the Investors shall severally, and not jointly, purchase, and the Company shall sell and issue to the Investors, severally and not jointly, the Shares in the respective amounts set forth opposite the Investors' names on the signature pages attached hereto in exchange for the Purchase Price as specified in Section 3 below, with the aggregate Purchase Price paid for all the Shares not to exceed $14,000,000.

            3.             Closing. On the Effective Date, the Company shall deliver to Parr Waddoups Brown Gee & Loveless (the "Closing Agent"), in trust, irrevocable instructions to the Transfer Agent to issue certificates, registered in such name or names as the Investors may designate, representing the Shares within two (2) Business Days of receipt of such instructions, together with instructions to the Closing Agent that such instructions are to be held for release to the Transfer Agent only upon (i) the Closing Agent's receipt of funds from the Investors constituting in the aggregate the minimum amount required by Section 6.2(d) hereof, (ii) the Closing Agent's receipt of the Investor's Purchase Price from such Investor, and (ii) the Closing Agent's receipt of notification from the Company that all conditions precedent to Closing with respect to the Company and such Investor have been satisfied (or waived in a manner consistent with this Agreement). Upon such receipt by the Closing Agent of the instructions described above, the Closing Agent shall provide notice thereof to the Investors (which notice may be by facsimile or telephone), and each Investor shall promptly, but no more than one Business Day thereafter, cause a wire transfer in same-day funds to be sent to the account of the Closing Agent set forth immediately following this paragraph in an amount representing such Investor's Purchase Price as set forth on the signature pages to this Agreement. On the date (the "Closing Date") the conditions set forth in subsections (i), (ii) and (iii) above are satisfied with respect to any Investors, the irrevocable instructions to the Transfer Agent shall be delivered to the Transfer Agent (the "Closing"), after which the Purchase Price paid by such Investors shall be transferred to the Company. To the extent the Closing does not occur within three Business Days of the date the Closing Agent receives from any Investor such Investor's Purchase Price, the Closing Agent shall, absent written instructions to the contrary from such Investor, by the next Business Day, commence commercially reasonable efforts to return to such Investor such Investor's Purchase Price. The Closing of the purchase and sale of the Shares shall take place at the offices of the Company, or at such other location and on such other date as the Company and the Investors shall mutually agree. To the extent permitted by Section 6, the transactions contemplated by this Agreement may occur in more than one Closing, in which case the terms "Closing" and "Closing Date" shall, for each Investor, refer to or be based upon the Closing(s) in which such Investor participates.

            The Purchase Price shall be wire transferred to the following account:

Chase Bank
80 West Broadway, Suite 200
Salt Lake City, Utah 84101
ABA # 021000021
Swift Code-Chasus33

Parr, Waddoups, Brown, Gee & Loveless
185 South State, Suite 1300
Salt Lake City, Utah 84111
Account # 912453496
Reference: VitalStream PIPE

The obligations of the Closing Agent to the Investors are those specifically provided in this Agreement and no other, and the Closing Agent shall have no liability under, or duty to inquire into the terms and provisions of, any other agreement between the parties hereto. The duties of the Closing Agent are purely ministerial in nature, and it shall not incur any liability whatsoever, except for willful misconduct or gross negligence. The Closing Agent shall not have any responsibility for the genuineness or validity of any document or other item deposited with it or of any signature thereon and shall not have any liability for acting in accordance with any written instructions or certificates given to it hereunder and believed by it to be signed by the proper parties. Without limiting the foregoing, the Closing Agent may rely upon, and act in accordance with, written instructions signed by the Company and the Required Investors. The Closing Agent shall not be under any duty to give the any instruction letters, any certificates representing the Shares or any funds wired to it hereunder any greater degree of care than it gives its own similar property. The Company hereby irrevocably authorizes and directs the Closing Agent to follow the instructions set forth in this Section 3, notwithstanding any subsequent, contrary instructions it receives from the Company (unless such instructions have also been executed by the Required Investors). The parties acknowledge that the Closing Agent is legal counsel to the Company and agree that the Closing Agent's performance of the ministerial functions set forth in this Section 3 shall not create an attorney-client relationship between the Closing Agent and any Investor or otherwise create or any implied duties, fiduciary or otherwise, between the Closing Agent and any Investor.

            4.             Representations and Warranties of the Company. The Company hereby represents and warrants to the Investors that, except as set forth in the schedules delivered herewith (collectively, the "Disclosure Schedules"):

                        4. 1            Organization, Good Standing and Qualification. Each of the Company and its Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite corporate power and authority to carry on its business as now conducted and to own its properties. Each of the Company and its Subsidiaries is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property makes such qualification or leasing necessary unless the failure to so qualify has not and could not reasonably be expected to have a Material Adverse Effect. The Company's Subsidiaries are reflected on Schedule 4.1 hereto.

                        4. 2            Authorization. The Company has full power and authority and has taken all requisite action on the part of the Company, its officers, directors and stockholders necessary for (i) the authorization, execution and delivery of the Transaction Documents, (ii) authorization of the performance of all obligations of the Company hereunder or thereunder, and (iii) the authorization, issuance (or reservation for issuance) and delivery of the Shares. The Transaction Documents constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability, relating to or affecting creditors' rights generally.

                        4. 3            Capitalization. Schedule 4.3 sets forth as of the Effective Date (a) the authorized capital stock of the Company; (b) the number of shares of capital stock issued and outstanding; (c) the number of shares of capital stock issuable pursuant to the Company's stock plans; and (d) the number of shares of capital stock issuable and reserved for issuance pursuant to securities (other than the Shares and options or other rights outstanding under the Company's stock plans) exercisable for, or convertible into or exchangeable for any shares of capital stock of the Company. All of the issued and outstanding shares of the Company's capital stock have been duly authorized and validly issued and are fully paid, nonassessable and free of pre-emptive rights and were issued in full compliance with applicable state and federal securities law and any rights of third parties. All of the issued and outstanding shares of capital stock of each Subsidiary have been duly authorized and validly issued and are fully paid, nonassessable and free of pre-emptive rights, were issued in full compliance with applicable securities law and any rights of third parties and are owned by the Company, beneficially and of record, subject to no lien (except as disclosed in the SEC Filings), encumbrance or other adverse claim. Except as described on Schedule 4.3, no Person is entitled to pre-emptive or similar statutory or contractual rights with respect to any securities of the Company. Except as described on Schedule 4.3, there are no outstanding warrants, options, convertible securities or other rights, agreements or arrangements of any character under which the Company or any of its Subsidiaries is or may be obligated to issue any equity securities of any kind and except as contemplated by this Agreement, neither the Company nor any of its Subsidiaries is currently in negotiations for the issuance of any equity securities of any kind. Except as described on Schedule 4.3 and except for the Registration Rights Agreement, there are no voting agreements, buy-sell agreements, option or right of first purchase agreements or other agreements of any kind among the Company and any of the securityholders of the Company relating to the securities of the Company held by them. Except as described on Schedule 4.3, no Person has the right to require the Company to register any securities of the Company under the 1933 Act, whether on a demand basis or in connection with the registration of securities of the Company for its own account or for the account of any other Person.

                        The issuance and sale of the Shares hereunder will not obligate the Company to issue shares of Common Stock or other securities to any other Person (other than the Investors) and will not result in the adjustment of the exercise, conversion, exchange or reset price of any outstanding security.

                        Except as described on Schedule 4.3, the Company does not have outstanding stockholder purchase rights or "poison pill" or any similar arrangement in effect giving any Person the right to purchase any equity interest in the Company upon the occurrence of certain events.

                        4.4            Valid Issuance. The Shares have been duly and validly authorized and, when issued and paid for pursuant to this Agreement, will be validly issued, fully paid and nonassessable, and shall be free and clear of all encumbrances and restrictions (other than those created by the Investors), except for restrictions on transfer set forth in the Transaction Documents or imposed by applicable securities laws.

                        4.5            Consents. The execution, delivery and performance by the Company of the Transaction Documents and the offer, issuance and sale of the Shares require no consent of, action by or in respect of, or filing with, any Person, governmental body, agency, or official having jurisdiction over the Company or any of its Affiliates that has not been obtained, including without limitation, the OTC Bulletin Board (the "Bulletin Board") and the Company's stockholders, other than filings that have been made pursuant to applicable state securities laws and post-sale filings pursuant to applicable state and federal securities laws which the Company undertakes to file within the applicable time periods. Subject to the accuracy of the representations and warranties of each Investor set forth in Section 5 hereof, the Company has taken all action necessary to exempt the issuance and sale of the Shares from the provisions of any shareholder rights plan or other "poison pill" arrangement, any anti-takeover, business combination or control share law or statute binding on the Company or to which the Company or any of its assets and properties may be subject and any provision of the Company's Articles of Incorporation or Bylaws that is or could reasonably be expected to become applicable to the Investors as a result of the transactions contemplated hereby, including without limitation, the issuance of the Shares and the ownership, disposition or voting of the Shares by the Investors or the exercise of any right granted to the Investors pursuant to this Agreement or the other Transaction Documents.

                        4.6            Delivery of SEC Filings; Business.

                                     (i)             The Company has made available to the Investors through the EDGAR system, true and complete copies of the Company's most recent Annual Report on Form 10-K for the fiscal year ended December 31, 2004, and all other reports filed by the Company pursuant to the 1934 Act since December 31, 2004, and prior to the Effective Date (collectively, the "SEC Filings"). The SEC Filings are the only filings required of the Company pursuant to the 1934 Act for such period.

                                     (ii)             The Company and its Subsidiaries are engaged in all material respects only in the business described in the SEC Filings, and to the extent required by rules governing the content of the SEC Filings, the SEC Filings contain a complete and accurate description in all material respects of the business of the Company and its Subsidiaries, taken as a whole.

                        4.7            Use of Proceeds. The net proceeds of the sale of the Shares hereunder shall be used by the Company for working capital and general corporate purposes, including acquisitions of complementary businesses, products or technologies.

                        4.8            No Material Adverse Change. Since September 30, 2005, except as identified and described in the SEC Filings, filings made by Affiliates of the Company on EDGAR pursuant to the 1934 Act or as described on Schedule 4.8, there has not been:

                                     (i)             any change in the consolidated assets, liabilities, financial condition or operating results of the Company from that reflected in the financial statements included in the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2005, except for changes in the ordinary course of business which have not and could not reasonably be expected to have a Material Adverse Effect, individually or in the aggregate;

                                     (ii)             any declaration or payment of any dividend, or any authorization or payment of any distribution, on any of the capital stock of the Company, or any redemption or repurchase of any securities of the Company;

                                     (iii)             any material damage, destruction or loss, whether or not covered by insurance to any assets or properties of the Company or its Subsidiaries;

                                     (iv)             any waiver, not in the ordinary course of business, by the Company or any Subsidiary of a material right or of a material debt owed to it;

                                     (v)             any satisfaction or discharge of any lien, claim or encumbrance or payment of any obligation by the Company or a Subsidiary, except in the ordinary course of business and which is not material to the assets, properties, financial condition, operating results prospects or business of the Company and its Subsidiaries taken as a whole (as such business is presently conducted);

                                     (vi)             any change or amendment to the Company's Articles of Incorporation or Bylaws, or material change to any material contract or arrangement by which the Company or any Subsidiary is bound or to which any of their respective assets or properties is subject;

                                     (vii)             any labor union organizing activities or material labor difficulties with respect to employees of the Company or any Subsidiary;

                                     (viii)             any material transaction entered into by the Company or a Subsidiary other than in the ordinary course of business;

                                     (ix)             the loss of the services of any key employee, or material change in the composition or duties of the senior management of the Company or any Subsidiary;

                                     (x)             any material changes in compensation arrangements with any key employee, senior management or directors;

                                     (xi)             the loss or threatened loss in writing of any customer which has had or could reasonably be expected to have a Material Adverse Effect;

                                     (xii)             any sale, assignment or exclusive license or transfer of the Company's Intellectual Property;

                                     (xiii)             any material change in contingent obligations of the Company by way of guaranty, endorsement, indemnity, warranty or otherwise; or

                                     (xi)             to the Company's Knowledge any events, occurrences, changes, effects or conditions of any character that, individually or in the aggregate, has had or could reasonably be expected to have a Material Adverse Effect.

                        4.9            SEC Filings; S-1 Eligibility.

                                     (a)             At the time of filing thereof, the SEC Filings complied in all material respects with the requirements of the 1934 Act and did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

                                     (b)             Each registration statement and any amendment thereto filed by the Company since April 23, 2002, pursuant to the 1933 Act, as of the date such statement or amendment became effective, complied in all material respects with the 1933 Act and did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein not misleading; and each prospectus filed pursuant to Rule 424(b) under the 1933 Act, as of its issue date and as of the closing of any sale of securities pursuant thereto did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

                                     (c)             The Company is eligible to use Form S-1 to register the Registrable Securities (as such term is defined in the Registration Rights Agreement) for sale by the Investors as contemplated by the Registration Rights Agreement.

                                     (d)             The Company is in compliance in all material respects with all provisions of the Sarbanes-Oxley Act of 2002 that are applicable to it as of the Effective Date.

                        4.10            No Conflict, Breach, Violation or Default. The execution, delivery and performance of the Transaction Documents by the Company and the issuance and sale of the Shares will not conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under (i) the Company's Articles of Incorporation or the Company's Bylaws, both as in effect on the Effective Date (true and complete copies of which have been made available to the Investors through the EDGAR system), or (ii)(a) any statute, rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company, any Subsidiary or any of their respective assets or properties, or (b) any agreement or instrument to which the Company or any Subsidiary is a party or by which the Company or a Subsidiary is bound or to which any of their respective assets or properties is subject.

                        4.11            Tax Matters. The Company and each Subsidiary has timely prepared and filed all tax returns required to have been filed by the Company or such Subsidiary with all appropriate governmental agencies and timely paid all taxes shown thereon or otherwise owed by it. The charges, accruals and reserves on the books of the Company in respect of taxes for all fiscal periods are adequate in all material respects, and there are no material unpaid assessments against the Company or any Subsidiary nor, to the Company's Knowledge, any basis for the assessment of any additional taxes, penalties or interest for any fiscal period or audits by any federal, state or local taxing authority except for any assessment which is not material to the Company and its Subsidiaries, taken as a whole. All taxes and other assessments and levies that the Company or any Subsidiary is required to withhold or to collect for payment have been duly withheld and collected and paid to the proper governmental entity or third party when due, except where such failure to withhold or collect would not have a Material Adverse Effect. There are no tax liens or claims pending or, to the Company's Knowledge, threatened against the Company or any Subsidiary or any of their respective assets or property. Except as described on Schedule 4.11, there are no outstanding tax sharing agreements or other such arrangements between the Company and any Subsidiary or other corporation or entity.

                        4.12            Title to Properties. Except as disclosed in the SEC Filings, the Company and each Subsidiary has good and marketable title to all real properties and all other properties and assets owned by it, in each case free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or currently planned to be made thereof by them; and except as disclosed in the SEC Filings, the Company and each Subsidiary holds any leased real or personal property under valid and enforceable leases with no exceptions that would materially interfere with the use made or currently planned to be made thereof by them.

                        4.13            Certificates, Authorities and Permits. The Company and each Subsidiary possess adequate certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by it, and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to the Company or such Subsidiary, could reasonably be expected to have a Material Adverse Effect, individually or in the aggregate.

                        4.14            No Labor Disputes. No labor dispute with the employees of the Company or any Subsidiary exists or, to the Company's Knowledge, is imminent.

                        4.15            Intellectual Property.

                                     (a)             No Intellectual Property of the Company or its Subsidiaries which is necessary for the conduct of Company's and each of its Subsidiaries' respective businesses as currently conducted has been or is now involved in any cancellation or litigation, and, to the Company's Knowledge, no such action is threatened. No patent of the Company or its Subsidiaries (whether owned or licensed under a license agreement specifically identifying the patent as having been licensed) is involved in any interference, reissue, reexamination or opposition proceeding.

                                     (b)             All of the licenses and sublicenses and consent, royalty or other agreements concerning Intellectual Property which are necessary for the conduct of the Company's and each of its Subsidiaries' respective businesses as currently conducted or currently planned to be conducted to which the Company or any Subsidiary is a party or by which any of their assets are bound (other than generally commercially available, non-custom, off-the-shelf software application programs having a retail acquisition price of less than $10,000 per license) (collectively, "License Agreements") are valid and binding obligations of the Company or its Subsidiaries that are parties thereto and, to the Company's Knowledge, the other parties thereto, enforceable in accordance with their terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws affecting the enforcement of creditors' rights generally, and there exists no event or condition which constitutes a material violation or breach of or constitute (with or without due notice or lapse of time or both) a default by the Company or any of its Subsidiaries under any such License Agreement.

                                     (c)             The Company and its Subsidiaries own or have the valid right to use all of the Intellectual Property that is necessary for the conduct of the Company's and each of its Subsidiaries' respective businesses as currently conducted or currently proposed to be conducted and for the ownership, maintenance and operation of the Company's and its Subsidiaries' properties and assets, which ownership or right is, except as set forth on Schedule 4.15, free and clear of all liens, encumbrances, adverse claims or obligations to license (as licensor) all such owned Intellectual Property, other than licenses entered into in the ordinary course of the Company's and its Subsidiaries' businesses.

                                     (d)             To the Company's Knowledge, the conduct of the Company's and its Subsidiaries' businesses as currently conducted or as currently proposed to be conducted does not infringe or otherwise impair or conflict with (collectively, "Infringe") any Intellectual Property rights of any third party or any confidentiality obligation owed to a third party, and, to the Company's Knowledge, the Intellectual Property and Confidential Information of the Company and its Subsidiaries which are necessary for the conduct of Company's and each of its Subsidiaries' respective businesses as currently conducted are not being Infringed by any third party. There is no litigation or order pending or outstanding against the Company or, to the Company's Knowledge, threatened or imminent against the Company, that seeks to limit or challenge or that concerns the ownership, use, validity or enforceability of any Intellectual Property of the Company and its Subsidiaries and the Company's and its Subsidiaries' use of any Intellectual Property owned by a third party, and, to the Company's Knowledge, there is no valid basis for the same.

                                     (e)             The consummation of the transactions contemplated hereby and by the other Transaction Documents will not result in the alteration, loss, impairment of or restriction on the Company's or any of its Subsidiaries' ownership or right to use any of the Intellectual Property or Confidential Information which is necessary for the conduct of the Company's and each of its Subsidiaries' respective businesses as currently conducted or as currently proposed to be conducted.

                                     (f)             All software owned by the Company or any of its Subsidiaries, and, to the Company's Knowledge, all software licensed from third parties by the Company or any of its Subsidiaries, (i) is free from any material defect, bug, virus, or programming, design or documentation error; (ii) operates and runs in a reasonable and efficient business manner; and (iii) conforms in all material respects to the specifications and purposes thereof.

                                     (g)             The Company and its Subsidiaries have taken reasonable steps to protect the Company's and its Subsidiaries' rights in their Intellectual Property and Confidential Information. Each employee, consultant and contractor who has had access to Confidential Information, the continued confidentiality of which is necessary for the conduct of the Company's and each of its Subsidiaries' respective businesses as currently conducted has executed an agreement to maintain the confidentiality of such Confidential Information or is subject to a fiduciary duty requiring that such confidentiality be maintained). Except under confidentiality obligations, to the Company's knowledge, there has been no material disclosure by the Company of any of the Company's or its Subsidiaries' Confidential Information to any third party. The Company and its Subsidiaries have secured from all parties (including employees thereof) who have created any portion of, or who would otherwise have any ownership rights in or to, the Company's and its Subsidiaries' Intellectual Property valid and enforceable written assignments of any such work, invention, improvement or other rights to the Company and each Subsidiary.

                        4.16            Environmental Matters. Neither the Company nor any Subsidiary is in violation of any statute, rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "Environmental Laws"), owns or, to the Company's knowledge, operates any real property contaminated with any substance that is subject to any Environmental Laws, is liable for any off-site disposal or contamination pursuant to any Environmental Laws, and is subject to any claim relating to any Environmental Laws, which violation, contamination, liability or claim has had or could reasonably be expected to have a Material Adverse Effect, individually or in the aggregate; and there is no pending or, to the Company's Knowledge, threatened investigation that could reasonably be expected to lead to such a claim.

                        4.17            Litigation. There are no pending actions, suits or proceedings against or affecting the Company, its Subsidiaries or any of its or their properties that could reasonably be expected to have a Material Adverse Effect; and to the Company's Knowledge, no such actions, suits or proceedings are threatened or contemplated.

                        4.18            Financial Statements. The financial statements included in each SEC Filing comply with the rules and regulations of the SEC with respect thereto (including accounting requirements) as in effect at the time of filing of such reports and present fairly, in all material respects, the consolidated financial position of the Company as of the dates shown and its consolidated results of operations and cash flows for the periods shown. Such financial statements have been prepared in conformity with United States generally accepted accounting principles applied on a consistent basis during the periods involved ("GAAP") (except as may be disclosed therein or in the notes thereto, and, in the case of quarterly financial statements, as permitted by Form 10-Q under the 1934 Act). Except as set forth in the financial statements of the Company included in the SEC Filings filed prior to the Effective Date or as described on Schedule 4.18, neither the Company nor any of its Subsidiaries has incurred any liabilities, contingent or otherwise, except those incurred in the ordinary course of business, consistent (as to amount and nature) with past practices since the date of such financial statements, none of which, individually or in the aggregate, have had or could reasonably be expected to have a Material Adverse Effect. The Company recognizes revenue consistent with GAAP.

                        4.19            Insurance Coverage. The Company and each Subsidiary maintains in full force and effect insurance coverage as described in Schedule 4.19 for the business being conducted and properties owned or leased by the Company and each Subsidiary, and the Company reasonably believes such insurance coverage to be adequate against all liabilities, claims and risks against which would be prudent, given the totality of the circumstances, for the Company to insure.

                        4.20            Listing. The Company's Common Stock is quoted on the Bulletin Board. The Company has not received any oral or written notice that its Common Stock will be delisted from the Bulletin Board nor that its Common Stock does not meet all requirements for the continuation of such quotation and the Company satisfies the requirements for the continued listing of its Common Stock on the Bulletin Board.

                        4.21            Brokers and Finders. No Person will have, as a result of actions or omissions of the Company in connection with the transactions contemplated by the Transaction Documents, any valid right, interest or claim against or upon the Company, any Subsidiary or an Investor for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Company, other than as described in Schedule 4.21.

                        4.22            No Directed Selling Efforts or General Solicitation. Neither the Company nor any Person acting on its behalf has conducted any general solicitation or general advertising (as those terms are used in Regulation D) in connection with the offer or sale of any of the Shares.

                        4.23            No Integrated Offering. Neither the Company nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any Company security or solicited any offers to buy any security, under circumstances that would cause the offer and/or sale of the Shares pursuant to this Agreement to be integrated with prior offerings by the Company for purposes of the 1933 Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of the Bulletin Board or the Nasdaq Stock Market, or that would otherwise adversely affect reliance by the Company on Section 4(2) and/or Rule 506 of Regulation D for the exemption from registration for the transactions contemplated hereby or would require registration of the Shares under the 1933 Act.

                        4.24            Private Placement. Subject to the accuracy of the representations and warranties of each Investor in Section 5, the offer and sale of the Shares to the Investors as contemplated hereby is exempt from the registration requirements of the 1933 Act is being made pursuant to the exemption afforded by Section 4(2) of the 1933 Act and/or Rule 506 of Regulation D promulgated thereunder.

                        4.25            Questionable Payments. Neither the Company nor any of its Subsidiaries nor, to the Company's Knowledge, any of their respective current or former stockholders, directors, officers, employees, agents or other Persons acting on behalf of the Company or any Subsidiary, has on behalf of the Company or any Subsidiary or in connection with their respective businesses: (a) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; (b) made any direct or indirect unlawful payments to any governmental officials or employees from corporate funds; (c) established or maintained any unlawful or unrecorded fund of corporate monies or other assets; (d) made any false or fictitious entries on the books and records of the Company or any Subsidiary; or (e) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment of any nature.

                        4.26            Transactions with Affiliates. Except as disclosed in the SEC Filings, filings made by Affiliates of the Company on EDGAR pursuant to the 1934 Act, or as disclosed on Schedule 4.26, none of the officers or directors of the Company and, to the Company's Knowledge, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than as holders of capital stock, stock options, warrants and/or other rights convertible into or exercisable for capital stock, and for services as employees, officers and directors), including any contract, other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the Company's Knowledge, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

                         4.27            Internal Controls. The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in 1934 Act Rules 13a-14 and 15d-14) for the Company and designed such disclosure controls and procedures to ensure that material information relating to the Company, including the Subsidiaries, is made known to the certifying officers by others within those entities, particularly during the period in which the Company's most recently filed period report under the 1934 Act, as the case may be, is being prepared. The Company's certifying officers have evaluated the effectiveness of the Company's controls and procedures as of a date within 90 days prior to the filing date of the most recently filed periodic report under the 1934 Act (such date, the "Evaluation Date"). The Company presented in its most recently filed periodic report under the 1934 Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no significant changes in the Company's internal controls (as such term is defined in Item 307(b) of Regulation S-K) or, to the Company's Knowledge, in other factors that could significantly affect the Company's internal controls. The Company maintains and will continue to maintain a standard system of accounting established and administered in accordance with GAAP and the applicable requirements of the 1934 Act.

                        4.28            No Manipulation of Stock. Neither the Company, nor any of its directors, officers or Controlling Persons (other than Persons that become Controlling Persons as a result of the transactions contemplated by this Agreement), has taken or will, in violation of applicable law, take, any action designed to or that might reasonably be expected to cause or result in, or which has constituted, stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares.

                        4.29            Company Not an "Investment Company". The Company has been advised of the rules and requirements under the Investment Company Act of 1940, as amended (the "Investment Company Act"). The Company is not, and immediately after receipt of payment for the Shares will not be, an "investment company" or (except to the extent one of the Investors is an "investment company") an entity "controlled" by an "investment company" within the meaning of the Investment Company Act and (except to the extent one of the Investors is an "investment company") shall conduct its business in a manner so that it will not become subject to the Investment Company Act.

                        4.30            Contracts; Customers. The contracts described in the SEC Filings that are currently material to the Company are in full force and effect on the Effective Date, and neither the Company nor, to the Company's Knowledge, any other party to such contracts is in breach of or default under any of such contracts which would have a Material Adverse Effect. Neither the Company nor any Subsidiary has received notice from any distributor or reseller of any of the Company's products indicating that any such distributor or reseller intends to cease acting as a distributor of such products or otherwise dealing with the Company and its Subsidiaries, except where the termination of such distributor or reseller would not have a Material Adverse Effect.

                        4.31            Disclosures. Neither the Company nor any Person acting on its behalf has provided the Investors or their agents or counsel with any information that constitutes or might constitute material, non-public information, unless such Investor requested any such information and executed and delivered to the Company a confidentiality and non-disclosure agreement in respect of such information prior to its disclosure to the Investor. The written materials delivered to the Investors in connection with the transactions contemplated by the Transaction Documents and the Transaction Documents themselves (including the exhibits and schedules thereto) do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

            5.            Representations and Warranties of the Investors. Each of the Investors hereby severally, and not jointly, represents and warrants to the Company that:

                        5.1            Organization and Existence. If a Person other than an individual, the Investor is a validly existing corporation, limited partnership or limited liability company or other Persons and has all requisite corporate, partnership or limited liability company power and authority to invest in the Shares pursuant to this Agreement.

                        5.2            Authorization. The execution, delivery and performance by the Investor of the Transaction Documents to which such Investor is a party have been duly authorized and will each constitute the valid and legally binding obligation of the Investor, enforceable against the Investor in accordance with their respective terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability, relating to or affecting creditors' rights generally.

                        5.3            Purchase Entirely for Own Account. The Shares to be received by the Investor hereunder will be acquired for the Investor's own account, not as nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of the 1933 Act, and the Investor has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of the 1933 Act. Except as disclosed in writing on the signature page of the Investor to this Agreement, the Investor is not a registered broker dealer or an entity engaged in the business of being a broker dealer.

                        5.4            Investment Experience. The Investor acknowledges that it can bear the economic risk and complete loss of its investment in the Shares and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment contemplated hereby.

                        5.5            Disclosure of Information. The Investor has had an opportunity to receive all additional information related to the Company requested by it and to ask questions of and receive answers from the Company regarding the Company, its business and the terms and conditions of the offering of the Shares. The Investor acknowledges receipt of copies of the SEC Filings. Neither such inquiries nor any other due diligence investigation conducted by the Investor shall modify, amend or affect the Investor's right to rely on the Company's representations and warranties contained in this Agreement.

                        5.6            Restricted Securities. The Investor understands that the Shares are characterized as "restricted securities" under the U.S. federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the 1933 Act only in certain limited circumstances.

                        5.7            Legends. It is understood that, except as provided below, certificates evidencing the Shares may bear the following or any similar legend:

                                     (a)             "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) PURSUANT TO THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE U.S. SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAW, (C) IN A TRANSACTION THAT DOES NOT OTHERWISE REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAW, PROVIDED THE HOLDER HAS FURNISHED TO THE COMPANY, IF REASONABLY NECESSARY, AN OPINION OF COUNSEL TO THAT EFFECT OR (D) PURSUANT TO A REGISTRATION STATEMENT PURSUANT TO THE U.S. SECURITIES ACT."

                                     (b)             If required by the authorities of any state in connection with the issuance or sale of the Shares, the legend required by such state authority.

                        Upon the earlier of (i) registration for resale pursuant to the Registration Rights Agreement and receipt by the Company of the Investor's written confirmation that such Shares have been disposed of in compliance with the prospectus delivery requirements of the 1933 Act, or (ii) Rule 144(k) becoming available, the Company shall, upon an Investor's written request, promptly cause certificates evidencing the Shares to be replaced with certificates which do not bear such restrictive legends. When the Company is required to cause unlegended certificates to replace previously issued legended certificates for the reasons set forth in subsection (i) above, if unlegended certificates are not delivered to an Investor within three (3) Business Days of submission by that Investor of legended certificate(s) to the Company's transfer agent together with a representation letter in customary form, the Company shall be liable to the Investor for liquidated damages in an amount equal to 1.0% of the aggregate purchase price of the Shares evidenced by such certificate(s) for each thirty (30) day period (or pro rated for any portion thereof) beyond such three (3) Business Days that the unlegended certificates have not been so delivered. When the Company is required to cause unlegended certificates to replace previously issued legended certificates for the reasons set forth in subsection (ii) above, if unlegended certificates are not delivered to an Investor within ten (10) Business Days of submission by that Investor of legended certificate(s) to the Company's transfer agent together with a representation letter in customary form and applicable fees, the Company shall be liable to the Investor for liquidated damages in an amount equal to 1.0% of the aggregate purchase price of the Shares evidenced by such certificate(s) for each thirty (30) day period (or pro rated for any portion thereof) beyond such then (10) Business Days that the unlegended certificates have not been so delivered.

                        5.8            Accredited Investor. The Investor is an accredited investor as defined in Rule 501(a) of Regulation D, as amended, under the 1933 Act.

                        5.9            No General Solicitation. The Investor did not learn of the investment in the Shares as a result of any advertisement, article, notice or other communication regarding the Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar.

                        5.10            Brokers and Finders. No Person will have, as a result of the transactions contemplated by the Transaction Documents, any valid right, interest or claim against or upon the Company, any Subsidiary or an Investor for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Investors.

                        5.11            Prohibited Transactions. During the last thirty (30) days prior to the Effective Date, no Investor has, directly or indirectly, nor has any Investor made any recommendation or suggestion regarding trading in the Common Stock to or known of any Person who has, effected or agreed to effect any short sale, whether or not against the box, established any "put equivalent position" (as defined in Rule 16a-1(h) under the 1934 Act) with respect to the Common Stock, granted any other right (including, without limitation, any put or call option) with respect to the Common Stock or with respect to any security that includes, relates to or derives any significant part of its value from the Common Stock or otherwise sought to hedge its position in the Shares (each, a "Prohibited Transaction").

                        5.12            Affiliate Status. Each of the Investors represents and warrants either (i) that neither such Investor, nor any Affiliate of such Investor, beneficially owns directly or indirectly, or has beneficially owned directly or indirectly at any time during the three years preceding the Closing Date, 10% or more of the voting power of the outstanding shares of capital stock of the Company, or (ii) if either such Investor or an Affiliate of such Investor beneficially owns directly or indirectly, or has beneficially owned directly or indirectly at any time during the three years preceding the Closing Date, 10% or more of the voting power of the outstanding shares of capital stock of the Company, such Investor or Affiliate first became the beneficial owner directly or indirectly of 10% or more of the voting power of the outstanding shares of capital stock of the Company pursuant to a Purchase Agreement dated June 14, 2004 among the Company and the Investors party thereto.

            6.             Conditions to Closing.

                        6.1            Conditions to the Investors' Obligations. The obligation of each of the Investors to purchase the Shares at the Closing is subject to the fulfillment to the Investor's reasonable satisfaction, on or prior to the Closing Date, of the following conditions, any of which may be waived by an Investor (as to itself only):

                                     (a)             The representations and warranties made by the Company in Section 4 hereof qualified as to materiality shall be true and correct on the Effective Date and on the Closing Date, except to the extent any such representation or warranty expressly speaks as of a different date, in which case such representation or warranty shall be true and correct as of such different date, and, the representations and warranties made by the Company in Section 4 hereof not qualified as to materiality shall be true and correct in all material respects on the Effective Date and on the Closing Date, except to the extent any such representation or warranty expressly speaks as of a different date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date. The Company shall have performed in all material respects all obligations and conditions herein required to be performed or observed by it on or prior to the Closing Date.

                                     (b)             Since the date of this Agreement, there shall not have occurred any events, occurrences, changes, effects or conditions of any character which, individually or in the aggregate, have had or could reasonably be expected to have, a Material Adverse Effect on the Company.

                                     (c)             The Company shall have obtained in a timely fashion any and all consents, permits, approvals, and waivers necessary or appropriate for consummation of the purchase and sale of the Shares and the consummation of the other transactions contemplated by the Transaction Documents, all of which shall be in full force and effect (except for filings pursuant to Regulation D of the 1933 Act, and applicable state securities laws, which the Company has agreed will be made in a timely manner).

                                     (d)             The Company and shall have executed and delivered the Registration Rights Agreement.

                                     (e)             The Company shall have delivered to the Closing Agent the instructions to the Transfer Agent and the Closing Agent required by Section 3 of this Agreement.

                                     (f)             No judgment, writ, order, injunction, award or decree of or by any court, or judge, justice or magistrate, including any bankruptcy court or judge, or any order of or by any governmental authority, shall have been issued, and no action or proceeding shall have been instituted by any governmental authority, enjoining or preventing the consummation of the transactions contemplated hereby or in the other Transaction Documents.

                                     (g)             The Company shall have delivered to the Closing Agent, for delivery to each Investor that requests the same, a copy of a Certificate, executed on behalf of the Company by its Chief Executive Officer or its Chief Financial Officer, dated as of the Closing Date, certifying to the fulfillment of the conditions specified in subsections (a), (b), (c), (f), and (k) of this Section 6.1.

                                     (h)             The Company shall have delivered to the Closing Agent, for delivery to each Investor that requests the same, a copy of a Certificate, executed on behalf of the Company by its Secretary, dated as of the Closing Date, certifying the resolutions adopted by the Board of Directors of the Company approving the transactions contemplated by this Agreement and the other Transaction Documents and the issuance of the Shares, certifying the current versions of the Articles of Incorporation and Bylaws of the Company and certifying as to the signatures and authority of persons signing the Transaction Documents and related documents on behalf of the Company.

                                     (i)             The Investors shall have received an opinion from Parr Waddoups Brown Gee & Loveless, P.C., the Company's counsel, dated as of the Closing Date, in form and substance reasonably acceptable to the Investors to and in substantially the effect set forth in Exhibit B.

                                     (j)             No stop order or suspension of trading shall have been imposed by the SEC or any other governmental regulatory body or the Bulletin Board with respect to public trading in the Common Stock.

                                     (k)             The Purchase Price delivered by the Investors with respect to which the conditions set forth in subsections 6.2(a), 6.2(b) and 6.2(c) have been satisfied or waived shall be no less than $10,000,000.

                                     (l)             The closing price of the Common Stock on the date prior to the Closing shall be no less than $1.30 per share, and the average closing price of the Common Stock for the three (3) Business Days preceding the Closing shall have been no less than $1.45 per Share. For purposes of the foregoing, the "closing price" shall be the "last trade" price as reported by the OTC Bulletin Board.

                        6.2            Conditions to Obligations of the Company. The Company's obligation to sell and issue the Shares at the Closing to each Investor is subject to the fulfillment to the satisfaction of the Company on or prior to the Closing Date of the following conditions with respect to such Investor, any of which may be waived by the Company (on an Investor by Investor basis) other than the conditions set forth in subsection (d):

                                     (a)             The representations and warranties made by the Investors in Section 5 hereof, other than the representations and warranties contained in Sections 5.3 - 5.12 (the "Investment Representations"), shall be true and correct in all material respects when made, and shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on and as of said date. The Investment Representations shall be true and correct in all respects when made, and shall be true and correct in all respects on the Closing Date with the same force and effect as if they had been made on and as of said date. The Investors shall have performed in all material respects all obligations and conditions herein required to be performed or observed by them on or prior to the Closing Date.

                                     (b)             The Investors shall have executed and delivered the Registration Rights Agreement.

                                     (c)             The Investor shall have delivered the Purchase Price to the Closing Agent.

                                     (d)             The Purchase Price delivered to the Closing Agent by the Investors with respect to which the conditions set forth in subsections 6.2(a), 6.2(b) and 6.2(c) have been satisfied or waived shall be no less than $10,000,000.

                        6.3            Termination of Obligations to Effect Closing; Effects.

                                     (a)             The obligations of the Company, on the one hand, and the Investors, on the other hand, to effect the Closing shall terminate as follows:

                                                 (i)             Upon the mutual written consent of the Company and the Required Investors;

                                                 (ii)             By the Company if any of the conditions set forth in Section 6.2 shall have become incapable of fulfillment, and shall not have been waived by the Company;

                                                 (iii)             By an Investor (with respect to itself only) if any of the conditions set forth in Section 6.1 shall have become incapable of fulfillment, and shall not have been waived by the Required Investors]; or

                                                 (iv)             By either the Company or any Investor (with respect to itself only) if the Closing has not occurred on or prior to the 2:00 p.m. California time on the third Business Day following (but not including) the Effective Date.

provided, however, that, except in the case of clause (i) above, the party seeking to terminate its obligation to effect the Closing shall not then be in breach of any of its representations, warranties, covenants or agreements contained in this Agreement or the other Transaction Documents if such breach has resulted in the circumstances giving rise to such party's seeking to terminate its obligation to effect the Closing.

                         (b)             In the event of termination by the Company or any Investor of its obligations to effect the Closing pursuant to this Section 6.3, written notice thereof shall forthwith be given to the other Investors and the other Investors shall have the right to terminate their obligations to effect the Closing upon written notice to the Company and the other Investors. Nothing in this Section 6.3 shall be deemed to release any party from any liability for any breach by such party of the terms and provisions of this Agreement or the other Transaction Documents or to impair the right of any party to compel specific performance by any other party of its obligations under this Agreement or the other Transaction Documents.

            7.             Covenants and Agreements of the Company.

                        7.1            Reports. The Company will furnish to such Investors and/or their assignees such information relating to the Company and its Subsidiaries as from time to time may reasonably be requested by such Investors and/or their assignees; provided, however, except for disclosures to any Investor whose representative or Affiliate occupies a seat or has observation rights with respect to the board of directors of the Company or any of its subsidiaries, the Company shall not disclose material nonpublic information to the Investors, or to advisors to or representatives of the Investors, (other than information related to the fact of the transaction contemplated by this Agreement and information that will otherwise be disclosed at the time that the initial Closing is announced) unless prior to disclosure of such information the Company identifies such information as being material nonpublic information and provides the Investors, such advisors and representatives with the opportunity to accept or refuse to accept such material nonpublic information for review and any Investor wishing to obtain such information enters into an appropriate confidentiality agreement with the Company with respect thereto.

                        7.2            No Conflicting Agreements. The Company will not take any action, enter into any agreement or make any commitment that would conflict or interfere in any material respect with the Company's obligations to the Investors under the Transaction Documents, including without limitation, any action or steps that would cause the offer and/or sale of the Shares to be integrated with other offerings. The Company will not conduct any offering other than the transactions contemplated hereby that will be integrated with the offer or issuance of the Shares.

                        7.3            Compliance with Laws. The Company will comply in all material respects with all applicable laws, rules, regulations, orders and decrees of all governmental authorities.

                        7.4            Listing of Underlying Shares and Related Matters. Promptly following the Closing, the Company shall take all necessary action to cause the Shares to be listed on each national securities exchange, or quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance) and shall maintain such listing so long as any Shares are outstanding no later than the Effectiveness Deadline (as such term is defined in the Registration Rights Agreement). The Company will maintain the listing of its Common Stock on the Bulletin Board (the "Principal Market") or, in its discretion, the American Stock Exchange, Nasdaq Capital Market (f/k/a Nasdaq SmallCap Market), Nasdaq National Market System or New York Stock Exchange and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the Principal Market. The Company will provide within two (2) Business Days the Investors copies of all notices it receives notifying the Company of the threatened and actual delisting of the Common Stock from the Principal Market.

                        7.5            Market Regulations. The Company shall notify the SEC, the Principal Market and applicable state authorities, in accordance with their requirements, of the transactions contemplated by this Agreement, and shall take all other necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Shares to the Investors.

                        7.6            Insurance. The Company shall not materially reduce the insurance coverages described in Section 4.19; provided, however, if the Company's management determines that there has been a reduction in the assets or risk exposure of the Company, the Company may make a commensurate reduction in such insurance coverages if the Company's management in its reasonable business judgment believes the resulting coverages would be adequate in light of the circumstances.

                        7.7            Termination of Covenants. The provisions of Sections 7.2 through 7.6 shall terminate and be of no further force and effect upon the earlier of (i) the mutual consent of the Company and the Required Investors or (ii) the date on which the Company's obligations under the Registration Rights Agreement to register or maintain the effectiveness of any registration covering the Registrable Securities (as such term is defined in the Registration Rights Agreement) shall terminate.

                        7.8            Prohibited Transactions. Prior to the earliest of (i) the termination of this Agreement, (ii) the date on which the Registration Statement has been declared effective, and (iii) the Effectiveness Deadline, no Investor shall engage, directly or indirectly, nor shall any Person acting on behalf of or pursuant to any understanding with any Investor engage, in a Prohibited Transaction. Each Investor acknowledges and agrees that in order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to any of the Common Stock of each Investor or its transferee until such time as the Registration Statement has been declared effective.

            8.            Survival and Indemnification.

                        8.1            Survival. The representations and warranties contained in this Agreement shall survive the Closing of the transactions contemplated by this Agreement, to the extent the Closing occurs, for a period of one year from the date of Closing. Unless terminated as provided in the following sentence, the covenants and other provisions of this Agreement shall survive during the terms set forth with respect thereto in this Agreement, and if no such term is set forth herein, for one year from the date of Closing. With respect to all parties, if the Closing does not occur (or with respect to affected Investors if the Closing occurs but does not occur with respect to one or more Investors as a result of the failure of the conditions set forth in Section 6.2 to be satisfied with respect to such Investors), no representations, warranties, covenants or agreements shall survive termination under Section 6.3.

                        8.2            Indemnification.

                                     (a)             The Company agrees to indemnify and hold harmless each Investor and its Affiliates and their respective directors, officers, employees and agents from and against any and all losses, claims, damages, liabilities and expenses (including without limitation reasonable attorneys' fees and disbursements and other expenses incurred in connection with investigating, preparing or defending any action, claim or proceeding, pending or threatened and the costs of enforcement thereof) (collectively, "Losses") to which such Person may become subject as a result of any breach of representation, warranty, covenant or agreement made by or to be performed on the part of the Company under the Transaction Documents, and will reimburse any such Person for all such amounts as they are incurred by such Person.

                                     (b)             Each Investor, severally and not jointly, agrees to indemnify and hold harmless the Company and its Affiliates and its directors, officers, employees and agents from and against any and all Losses to which such Person may become subject as a result of any breach of representation, warranty, covenant or agreement made by or to be performed on the part of such Investor under the Transaction Documents, and will reimburse any such Person for all such amounts as they are incurred by such Person.

                        8.2            Conduct of Indemnification Proceedings. Promptly after receipt by any Person (the "Indemnified Person") of notice of any demand, claim or circumstances which would or might give rise to a claim or the commencement of any action, proceeding or investigation in respect of which indemnity may be sought pursuant to Section 8.2, such Indemnified Person shall promptly notify the person from which indemnification is sought (the "Indemnifying Person") in writing and the Indemnifying Person shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Person, and shall assume the payment of all fees and expenses; provided, however, that the failure of any Indemnified Person to so notify promptly the Indemnifying Person shall not relieve the Indemnifying Person of its obligations hereunder except to the extent, and only to the extent, that the Indemnifying Person is materially prejudiced by such failure to notify promptly. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless: (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the retention of such counsel; or (ii) in the reasonable judgment of counsel to such Indemnified Person representation of both parties by the same counsel would be inappropriate due to actual or potential conflicts of interest between them. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld, but if settled with such consent, or if there be a final judgment for the plaintiff, the Indemnifying Person shall indemnify and hold harmless such Indemnified Person from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment. No Indemnifying Person will, except with the consent of the Indemnified Person, not to be unreasonably withheld, consent to entry of any judgment or enter into any settlement that (y) does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Person of a release from all liability in respect of such claim or litigation, or (z) imposes any monetary or other obligation or restriction on the Indemnified Person.

            9.            Miscellaneous.

                        9.1            Successors and Assigns. This Agreement may not be assigned by a party hereto without the prior written consent of the Company or the Required Investors, as applicable. The provisions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

                        9.2            Counterparts; Faxes. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may also be executed via facsimile, which shall be deemed an original.

                        9.3            Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

                        9.4            Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given as hereinafter described (i) if given by personal delivery, then such notice shall be deemed given upon such delivery, (ii) if given by telex or telecopier, then such notice shall be deemed given upon receipt of confirmation of complete transmittal, (iii) if given by mail, then such notice shall be deemed given upon the earlier of (A) receipt of such notice by the recipient or (B) three days after such notice is deposited in first class mail, postage prepaid, and (iv) if given by an internationally recognized overnight air courier, then such notice shall be deemed given one Business Day after delivery to such carrier. All notices shall be addressed to the party to be notified at the address as follows, or at such other address as such party may designate by ten days' advance written notice to the other party:

If to the Company:

VitalStream Holdings, Inc.
One Jenner, Suite 100
Irvine, California 92618
Attention: Philip N. Kaplan
Fax: (949) 453-8686
email: philk@vitalstream.com

With a copy to:

Parr Waddoups Brown Gee & Loveless
185 South State Street, Suite 1300
Salt Lake City, UT 84111
Attn: Bryan T. Allen
Fax: (801) 532-7750
Email: bta@pwlaw.com

If to the Investors:

to the addresses set forth on the signature pages hereto.

                        9.5            Expenses. The parties hereto shall pay their own costs and expenses in connection herewith, except that the Company shall pay the reasonable fees and expenses of Bingham McCutchen LLP, counsel to Winslow Management Company, LLC ("Winslow"), not to exceed $30,000 in the aggregate with respect to all transactions under all Transaction Documents (including in connection with any reviews of any registration statement or related correspondence). Such expenses shall be paid not later than the Closing. The Company shall reimburse the Investors upon demand for all reasonable out-of-pocket expenses incurred by the Investors, including without limitation reimbursement of attorneys' fees and disbursements, in connection with any amendment, modification or waiver of this Agreement or the other Transaction Documents. In the event that legal proceedings are commenced by any party to this Agreement against another party to this Agreement in connection with this Agreement or the other Transaction Documents, the party or parties which do not prevail in such proceedings shall severally, but not jointly, pay their pro rata share of the reasonable attorneys' fees and other reasonable out-of-pocket costs and expenses incurred by the prevailing party in such proceedings.

                        9.6            Independent Nature of Investors' Obligations and Rights. Except as otherwise set forth in another written agreement or other document signed by the respective Investor(s), (i) the obligations of each Investor under the Transaction Documents are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under the Transaction Documents, (ii) nothing contained herein, and no action taken by any Investor pursuant thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents, and (iii) except as set forth in Section 9.7 of this Agreement or Section 7(a) of the Registration Rights Agreement, each Investor shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of the Transaction Documents, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose. Each Investor has been represented by its own separate legal counsel in their review and negotiation of the Transaction Documents. Bingham McCutchen LLP does not represent any of the Investors in this transaction other than Winslow. The Company has elected to provide all Investors with the same terms for the convenience of the Company and not because it was required or requested to do so by the Investors.

                        9.7            Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Required Investors. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Shares purchased under this Agreement at the time outstanding, each future holder of all such Shares, and the Company.

                        9.8            Publicity. No public release or announcement concerning the transactions contemplated hereby shall be issued (i) by any Investor without the prior consent of the Company (which consent shall not be unreasonably conditioned or withheld), (ii) if it refers to any Investor by name, by the Company with the prior consent of the Investor(s) identified therein (which consents shall not be unreasonably conditioned or withheld). The foregoing shall not prohibit any party hereto from issuing any release or filing any report that is required by law or the applicable rules or regulations of any securities exchange or securities market.

                        9.9            Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provision hereof prohibited or unenforceable in any respect.

                        9.10            Entire Agreement. This Agreement, including the Exhibits and the Disclosure Schedules, and the other Transaction Documents constitute the entire agreement among the parties hereof with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter hereof and thereof.

                        9.11            Further Assurances. The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

                        9.12            Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of California without regard to the choice of law principles thereof. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of California located in Orange County or the United States District Court for the Central District of California for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

[signature page follows]

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

The Company:	VITALSTREAM HOLDINGS, INC.

	By:	/s/ Jack Waterman

	Name:	Jack Waterman
	Title:	Chairman & CEO

[Signature Page to Purchase Agreement]

The Investor:	Lagniappe Capital LLC

	By:	/s/ Christopher M. Nawn

	Name:	Christopher M. Nawn
Title:

Aggregate Purchase Price: $548,193.10

Number of Shares: 421,687

Address for Notice:
Morgan Stanley & Co. 555 California Street, Ste. 2200 San Francisco, CA 94104 Attn: John Ma Telephone:415-576-2601 Facsimile: 212-507-7596 Email: john.c.ma@morganstanley.com with a copy to:

Christopher M. Nawn Proteus Capital, L.P. 350 California Street, Ste. 1750 San Francisco, CA 94104 Telephone: 415-544-6165 Facsimile: 415-217-7072 chris@proteuscap.com

[Signature Page to Purchase Agreement]

The Investor:	Columbia Acorn Fund
Please issue the certificates in nominee name: AKKAD
	By:	/s/ Bruce Lauer

	Name:	Bruce Lauer
	Title:	Vice President of Columbia Acorn Trust

Aggregate Purchase Price: $2,108,433.60

Number of Shares: 1,621,872

Address for Notice:
Mail Certificate to our Custodial bank: DTC NY Window 55 Water Street New York, NY 10041 Attn: Robert Mendez For the account of State Street Bank fund 2s01

Columbia Wanger Asset Management
227 W. Monroe, Ste. 3000
Chicago, IL 60606
 Attn: Emily Bredahl
Telephone: (312) 634-9210
 Facsimile: (312) 634-1927
Email: Emily.Bredahl@columbiamanagement.com

with a copy to:

______________________________
______________________________
______________________________
______________________________
Attn: __________________________
Telephone:_______________________
Facsimile: _______________________
Email: __________________________

[Signature Page to Purchase Agreement]

The Investors:	WINSLOW HEDGE FUND, L.P., a Delaware limited partnership

	By:	WINSLOW GENERAL PARTNERS, L.L.C., a Delaware limited liability company

	By:	/s/ Jackson W. Robinson

	Name:	Jackson W. Robinson
	Title:	Managing Member

Aggregate Purchase Price: $1,885,400.40

Number of Shares: 1,450,308

Address for Notice:

Winslow Management Company, LLC
99 High Street, 12th floor
Boston, MA 02110
Facsimile: 617-788-1605

with a copy to:

Bingham McCutchen LLP

150 Federal Street
Boston, MA 02110
Attn: William S. Perkins, Esq.
Telephone: 617-851-8574
Facsimile: 617-951-8736

[Signature Page to Purchase Agreement]

The Investor:	JESSIE SMITH NOYES FOUNDATION

	By:	/s/ Jackson W. Robinson

	Name:	Jackson W. Robinson
	Title:	Managing Member of Winslow Management Company, LLC

Aggregate Purchase Price: $396,500.00

Number of Shares: 305,000

Address for Notice:
c/oWinslow Management Company 99 High Street, 12th Floor Boston, MA 02110 Facsimile: 617-788-1605

[Signature Page to Purchase Agreement]

The Investor:	DAVID M. FARRELL TRUST

	By:	/s/ Jackson W. Robinson

	Name:	Jackson W. Robinson
	Title:	Managing Member of Winslow Management Company, LLC

Aggregate Purchase Price: $247,000.00

Number of Shares: 190,000

Address for Notice:
c/o Winslow Management Company, LLC 99 High Street, 12th Floor Boston, MA 02110 Facsimile: 617-788-1605

[Signature Page to Purchase Agreement]

The Investor:	Farrell Distributing

	By:	/s/ Jackson W. Robinson

	Name:	Jackson W. Robinson
	Title:	Managing Member of Winslow Management Company, LLC

Aggregate Purchase Price: $650,000.00

Number of Shares: 500,000

Address for Notice:
c/o Winslow Management Company, LLC 99 High Street, 12th Floor Boston, MA 02110 Facsimile: 617-788-1605

[Signature Page to Purchase Agreement]

The Investor:	SCENIC HUDSON, INC.

	By:	/s/ Jackson W. Robinson

	Name:	Jackson W. Robinson
	Title:	Managing Member of Winslow Management Company, LLC

Aggregate Purchase Price: $321,100.00

Number of Shares: 247,000

Address for Notice:
c/o Winslow Management Company, LLC 99 High Street, 12th Floor Boston, MA 02110 Facsimile: 6127-788-1605

[Signature Page to Purchase Agreement]

The Investor:	Newlight Associates II, L.P.

	By:	/s/ Robert F. Raucci

	Name:	Robert F. Raucci
	Title:	Managing Member

Aggregate Purchase Price: $564,700.50

Number of Shares: 434,385

Address for Notice:
Newlight Associates II, L.P. 500 N. Broadway, Ste. 144 Jericho, New York 11753 Telephone: __________________ Facsimile: ___________________ Email: ______________________ with a copy to:

______________________________
______________________________
______________________________
______________________________
Attn: __________________________
Telephone:_______________________
Facsimile: _______________________
Email: __________________________

[Signature Page to Purchase Agreement]

The Investor:	Newlight Associates II (BVI), L.P.

	By:	/s/ Robert F. Raucci

	Name:	Robert F. Raucci
	Title:	Managing Member

Aggregate Purchase Price: $198,251.30

Number of Shares: 152,501

Address for Notice:
Newlight Associates II (BVI), L.P. 500 N. Broadway, Ste. 144 Jericho, New York 11753 Telephone: __________________ Facsimile: ___________________ Email: ______________________ with a copy to:

______________________________
______________________________
______________________________
______________________________
Attn: __________________________
Telephone:_______________________
Facsimile: _______________________
Email: __________________________

[Signature Page to Purchase Agreement]

The Investor:	Newlight Associates II-E, L.P.

	By:	/s/ Robert F. Raucci

	Name:	Robert F. Raucci
	Title:	Managing Member

Aggregate Purchase Price: $90,844

Number of Shares: 69,880

Address for Notice:
Newlight Associates II-E, L.P. 500 N. Broadway, Ste. 144 Jericho, New York 11753 Telephone: __________________ Facsimile: ___________________ Email: ______________________ with a copy to:

______________________________
______________________________
______________________________
______________________________
Attn: __________________________
Telephone:_______________________
Facsimile: _______________________
Email: __________________________

[Signature Page to Purchase Agreement]

The Investor:	Husic Capital Management, L.P.

	By:	/s/ Frank Husic

	Name:	Frank Husic
	Title:	Managing Member

Aggregate Purchase Price: $2,192,771.10

Number of Shares: 1,686,747

Shares to be issued in the following name: The Coca-Cola Company

Address for Notice:
Frank J. Husic Husic Capital Management, L.P. 555 California Street, Ste. 1800 San Francisco, CA 94104 Telephone: 415-398-0800 Facsimile: 415-398-8616 frank@husic.com with a copy to: ljones@husic.com

Address for Shipping of Certificate:	The Northern Trust Company 40 Broad ST. 8th floor Northern Trust Account #s 22-81578 and 26-15776 New York, NY 10004 Attn: Jose Mero

[Signature Page to Purchase Agreement]

The Investor:	Nanocap Fund LP

	By:	/s/ Paul B. Stephens

	Name:	Paul B. Stephens
	Title:	Managing Partner

Aggregate Purchase Price: $$312,000

Number of Shares: 240,000

Address for Notice:
Stephens Investments Management One Sansome Street San Francisco, CA 94104 Telephone: 415-835-3819 Facsimile:______________________ Email: bart@stephensim.com with a copy to:

______________________________
______________________________
______________________________
______________________________
Attn: __________________________
Telephone:_______________________
Facsimile: _______________________
Email: __________________________

[Signature Page to Purchase Agreement]

The Investor:	Nanocap Qualified Fund LP

	By:	/s/ Paul B. Stephens

	Name:	Paul B. Stephens
	Title:	Managing Partner

Aggregate Purchase Price: $688,000

Number of Shares: 529,230

Address for Notice:
Stephens Investments Management One Sansome Street San Francisco, CA 94104 Telephone: 415-835-3819 Facsimile:______________________ Email: bart@stephensim.com with a copy to:

______________________________
______________________________
______________________________
______________________________
Attn: __________________________
Telephone:_______________________
Facsimile: _______________________
Email: __________________________

[Signature Page to Purchase Agreement]

The Investor:	Walden VC II, L.P.

	By:	/s/ Arthur Berliner

	Name:	Arthur Berliner
	Title:	General Partner

Aggregate Purchase Price: $499,999.50

Number of Shares: 384,615

Address for Notice:
Walden VC II, L.P. 750 Battery Street, 7th Floor San Francisco, CA 94111 Telephone: 415-273-4271 Facsimile: 415-391-7262 Email: robert@waldenvc.com with a copy to:

______________________________
______________________________
______________________________
______________________________
Attn: __________________________
Telephone:_______________________
Facsimile: _______________________
Email: __________________________

[Signature Page to Purchase Agreement]

The Investor:	Zeisler/Bailey Family Trust dated May 14, 1998

	By:	/s/ John E. Zeisler

	Name:	John E. Zeisler
	Title:	Trustee

Aggregate Purchase Price: $150,000.50

Number of Shares: 115,385

Address for Notice:
John E. Zeisler, Trustee 25975 Alicante Lane Los Altos Hills, CA 94022 Telephone: (650) 352-6008 Facsimile: (650) 352-6008 Email:z@zeisler.com with a copy to:

______________________________
______________________________
______________________________
______________________________
Attn: __________________________
Telephone:_______________________
Facsimile: _______________________
Email: __________________________

[Signature Page to Purchase Agreement]

The Investor:	William McDonagh

	By:	/s/ William McDonagh

	Name:	William McDonagh
	Title:	Venture Partner, Walden VC

Aggregate Purchase Price: $24,999

Number of Shares: 19,230

Address for Notice:
William McDonagh c/o Walden VC II, L.P. 750 Battery Street, 7th Floor San Francisco, CA 94111 Telephone: 415-479-8548 Facsimile: 415-391-7262 Email: bill@waldenvc.com with a copy to:

______________________________
______________________________
______________________________
______________________________
Attn: __________________________
Telephone:_______________________
Facsimile: _______________________
Email: __________________________

[Signature Page to Purchase Agreement]

The Investor:	Jay Tyler

	By:	/s/ Jay Tyler

	Name:	Jay Tyler
	Title:	Consultant

Aggregate Purchase Price: $20,000.50

Number of Shares: 15,385

Address for Notice:
Jay Tyler c/o Walden VC II, L.P. 750 Battery Street, 7th Floor San Francisco, CA 94111 Telephone: 650-740-3767 Facsimile: 650-938-1144 Email: jay@waldenvc.com with a copy to:

______________________________
______________________________
______________________________
______________________________
Attn: __________________________
Telephone:_______________________
Facsimile: _______________________
Email: __________________________

[Signature Page to Purchase Agreement]

The Investor:	Frank D. Gerber Trust

	By:	/s/ Frank D. Gerber

	Name:	Frank D. Gerber
	Title:	Trustee

Aggregate Purchase Price: $99,999.50

Number of Shares: 76,923

Address for Notice:
Frank D. Gerber, Trustee c/o Walden VC II, L.P. 750 Battery Street, 7th Floor San Francisco, CA 94111 Telephone: 415-509-2141 Facsimile: 415-520-9800 Email: frank@richmondfinancial.com with a copy to:

______________________________
______________________________
______________________________
______________________________
Attn: __________________________
Telephone:_______________________
Facsimile: _______________________
Email: __________________________

[Signature Page to Purchase Agreement]

The Investor:	Ravi Chiruvolu

	By:	/s/ Ravi Chiruvolu

	Name:	Ravi Chiruvolu
Title:

Aggregate Purchase Price: $50,000.60

Number of Shares: 38,462

Address for Notice:
Ravi Chiruvolu 2500 Sand Hill Road, Suite 215 Menlo Park, CA 94025 Telephone: 650-854-4555 Facsimile: 650-854-4333 Email: rchiruvolu@gmail.com with a copy to:

______________________________
______________________________
______________________________
______________________________
Attn: __________________________
Telephone:_______________________
Facsimile: _______________________
Email: __________________________

[Signature Page to Purchase Agreement]

The Investor:	Schottenfeld Qualified Associates, L.P.

	By:	/s/ Richard Schottenfeld

	Name:	Richard Schottenfeld
	Title:	Managing Member

Aggregate Purchase Price: $421,686.20

Number of Shares: 324,374

Address for Notice:

Richard Schottenfeld, Managing Member
Schottenfeld Qualified Associates, L.P.
800 Third Avenue, 10th Floor
New York, NY 10022
Telephone: 212-300-2200
Facsimile: 212-838-5820
rick@schottenfeld.com
skalish@schottenfeld.com

with a copy to:

______________________________
______________________________
______________________________
______________________________
Attn: __________________________
Telephone:_______________________
Facsimile: _______________________
Email: __________________________

[Signature Page to Purchase Agreement]

The Investor:	CROSSLINK VENTURES IV, LP By: Crosslink Ventures Holdings, L.L.C., its General Partner

	By:	/s/ Michael J. Stark

	Name:	Michael J. Stark
	Title:	Managing Member

Aggregate Purchase Price: $1,137,501

Number of Shares: 875,000

Address for Notice:
Two Embarcadero Center, Ste. 2200 San Francisco, CA 94111 Telephone: 415-617-1800 Facsimile: _______________________ Email: __________________________

______________________________
______________________________
______________________________
______________________________
Attn: __________________________
Telephone:_______________________
Facsimile: _______________________
Email: __________________________

[Signature Page to Purchase Agreement]

The Investor:	CROSSLINK OMEGA VENTURES IV, GmbH & CO. KG By: Crosslink Verwaltungs GmbH, its General Partner

	By:	/s/ Michael J. Stark

	Name:	Michael J. Stark
	Title:	Managing Member

Aggregate Purchase Price: $47,587.80

Number of Shares: 36,606

Address for Notice:
Two Embarcadero Center, Ste. 2200 San Francisco, CA 94111 Telephone: 415-617-1800 Facsimile: _______________________ Email: __________________________

[Signature Page to Purchase Agreement]

The Investor:	OFFSHORE CROSSLINK OMEGA VENTURES IV, (a Cayman Islands Unit Trust) By: Crosslink Ventures Holdings, L.L.C., its General Partner

	By:	/s/ Michael J. Stark

	Name:	Michael J. Stark
	Title:	Managing Member

Aggregate Purchase Price: $366,198.30

Number of Shares: 281,691

Address for Notice:
Two Embarcadero Center, Ste. 2200 San Francisco, CA 94111 Telephone: 415-617-1800 Facsimile: _______________________ Email: __________________________

[Signature Page to Purchase Agreement]

The Investor:	OMEGA BAYVIEW IV, L.L.C.

	By:	/s/ Michael J. Stark

	Name:	Michael J. Stark
	Title:	Managing Member

Aggregate Purchase Price: $90,183.60

Number of Shares: 69,372

Address for Notice:
Two Embarcadero Center, Ste. 2200 San Francisco, CA 94111 Telephone: 415-617-1800 Facsimile: _______________________ Email: __________________________

[Signature Page to Purchase Agreement]

The Investor:	CROSSLINK CROSSOVER FUND IV L.P. By: Crossover Fund IV Management, L.L.C. its General Partner

	By:	/s/ Michael J. Stark

	Name:	Michael J. Stark
	Title:	Managing Member

Aggregate Purchase Price: $694,899.40

Number of Shares: 534,538

Address for Notice:
Two Embarcadero Center, Ste. 2200 San Francisco, CA 94111 Telephone: 415-617-1800 Facsimile: _______________________ Email: __________________________

[Signature Page to Purchase Agreement]

The Investor:	ELEVEN RINGS OPPORTUNITY FUND, L.P. By: Eleven Rings Opportunity Fund, G.P., its General Partner

	By:	/s/ Gary F. Hromadko

	Name:	Gary F. Hromadko
	Title:	Managing Member

Aggregate Purchase Price: $193,750.70

Number of Shares: 149,039

Address for Notice:

Eleven Rings Opportunity Fund, L.P.
c/o HRJ Capital
Attn: Gary F. Hromadko
2965 Woodside Road, Suite A
Woodside, CA 94062
Telephone: (650) 327-5023
Facsimile: _______________________
Email: hromadko@cerequio.com

[Signature Page to Purchase Agreement]

Exhibit A
to
Purchase Agreement

Registration Rights Agreement

[see attached]

Exhibit B
to
Purchase Agreement

Form of Legal Opinion

[see attached]